UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2011
Progress Software Corporation
(Exact name of registrant as specified in its charter)
Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
On June 6, 2011, Progress Software Corporation issued a press release announcing preliminary financial results for its second fiscal quarter ended May 31, 2011. A copy of the press release is furnished herewith as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press release dated June 6, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2011	Progress Software Corporation
	By:	/s/Charles F. Wagner
Charles F. Wagner, Jr.
Executive Vice President, Finance & Administration and Chief Financial Officer